Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with this quarterly report on Form 10-Q of Transcat, Inc., Jaime A. Irick, the Chief Executive Officer of Transcat, Inc. and Thomas L. Barbato, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:
1.This quarterly report on Form 10-Q for the second quarter ended September 26, 2026 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in this quarterly report on Form 10-Q for the second quarter ended September 26, 2026 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: November 3, 2026	/s/ Jaime A. Irick
Jaime A. Irick
President and Chief Executive Officer (Principal Executive Officer)

Date: November 3, 2026	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President of Finance and Chief Financial Officer (Principal Financial Officer)
A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Transcat, Inc. and will be retained by Transcat, Inc. and furnished to the SEC or its staff upon request.